As filed with the Securities and Exchange Commission on September 8, 2009

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-21890

Keystone Mutual Funds
(Exact name of registrant as specified in charter)

7101 West 78th Street, Suite 201, Bloomington, MN 55439
(Address of principal executive offices) (Zip code)

Andrew Wyatt
Cornerstone Capital Management, Inc.
7101 West 78th Street, Suite 201
Bloomington, MN 55439
(Name and address of agent for service)

(952) 224-7071
Registrant's telephone number, including area code

Date of fiscal year end: June 30, 2009

Date of reporting period:  June 30, 2009

Item 1. Reports to Stockholders.

KEYSTONE
MUTUAL FUNDS

Keystone Mutual Funds Annual Report

June 30, 2009

KLGAX
KLGCX

www.keystonefunds.com

August 21, 2009

Message To Shareholders

Dear Shareholders,

It is with great pleasure that we present the third annual report for the Keystone Large Cap Growth Fund. Please take a few moments to review the results of the fiscal year ended June 30, 2009.

This report includes comparative performance graphs and tables, portfolio commentary, complete listings of portfolio holdings, and additional fund information. We hope you will find this helpful in monitoring your investment portfolio.

Also, through our website, Keystonefunds.com, we provide a quarterly performance fact sheet, the economic outlook as viewed by our Chief Investment Officers, and other information about fund investments and portfolio strategy.

In each of the last two quarterly reports, we stated that “the opportunity for profit in the period ahead seems particularly large for those of us who are investing in the equity market.” While many of our peers were moving defensively last fall, we kept our focus on individual stock selection and concentrated the portfolio into the best opportunities we could find. We positioned the portfolio aggressively into the market bottom. This has allowed us year-to-date to outperform our benchmark as the market has climbed.

Over the last year through June 30, 2009, the Keystone Large Cap Growth Fund ( A shares – without sales charge) is – 23.42% versus – 24.50% for the Russell 1000 Growth Index (RLG), our primary benchmark. However, year to date through June 30, 2009, the Fund is up 18.99%, versus 11.53% for the Russell 1000 Growth Index (RLG). In the next f e w paragraphs, we will describe s o me of the things we have done t o account for t h is performance and how we have positioned the portfolio.

The Fund’s investment style is correctly categorized as “US Large Cap Growth” in that our investment performance over it me tracks most closely with large cap growth indices such as the Russell 1000 Growth Index. Our clients know that we are best described as “short term contrarians within the context of being long term fundamental investors.” We are stock pickers based on intensive research of industry and company specific fundamentals within the macro-economic framework we are in.  However, we are short term contrarians in that we actively trade around a core position. We use short term bits of bad news to aggressively buy in to weakness, concentrating the portfolio into a smaller number of names with larger position sizes, assuming the long term fundamentals have not changed or have changed less than the prices offered in the market. In doing so, we reduce the correlation with the rest of the market and increase the volatility. We do the opposite in periods of strength when the market or a given stock moves ahead of the long term fundamentals.  In this manner, we seek to build risk into the portfolio during periods of anxiety and take risk out during periods of euphoria.  We call this active trading methodology “V-Factor trading.”

During the recent housing and credit crisis which reached a crescendo last November, the long term fundamentals certainly declined.  Stock prices, however, declined even more than the long term fundamentals due to fears of a widening financial crisis.  This was evident in stock prices that traded well below the value of a given firm’s assets. Since we did not know where the market would bottom, we positioned the portfolio (as a general rule) with companies that were generating strong cash flows and were not facing a liquidity pinch. We concentrated the portfolio into just 38 names by the time the market found a bottom. The top 25 names represented 80% of the portfolio; the top 10 represented 43%.

Based on our fundamental research, we believed that Goldman Sachs, Intercontinental Exchange, and Wells Fargo would survive the downturn with manageable, if any, dilution and would dominate their industries in the aftermath of the crisis. We concentrated in to these names and others like them where the stock prices had disconnected from the fundamentals. As the stocks rallied sharply, we significantly pared back our positions, seeking to remove some risk from the portfolio.

We found many attractive stocks within the Technology Software sector and the Technology Services sector due to the record 7+% free cash flow (FCF) yield of the sectors when combined vs. the market at a 5% FCF yield. Qualcomm, Corning, and Apple Computer have been significant contributors to our outperformance.

This active trading around core positions and the concentration of the portfolio into periods of weakness significantly aided performance in the last seven months, just as it has in prior significant downturns. As the market has moved higher, we have trimmed back some of the aggressiveness in general and exposure to financial stocks in particular, in order to prepare for what could be a choppy summer trading environment.

Outlook
We believe the economy is entering a long work out phase where consumer expenditures and industrial production will start to grow again, but off of very depressed levels. The consumer credit contraction of over $2 trillion should have long lasting effects on everything from consumer electronic purchases to major purchases such as autos and home improvement. It is likely that consumers will live more simply and save for years in order to rebuild their balance sheets. Wage inflation should be quite contained due to the high unemployment rate. However, minimum wage rate changes, proposed card check legislation, and new healthcare mandates could cause employment costs to climb. Industrial production at 65% of capacity is at a 60 year low. Consequently, we do not expect finished goods price inflation for some time. On the positive side, companies have cut costs such that significant operating leverage should be present with any rebound in demand.

Unlike in the past 50 years when easy credit allowed US consumers to be the engine of global growth, we believe that the global economic recovery in the next few quarters will be led by demand from developing nations. A rise in commodity prices, which will benefit resource rich developing countries, will allow these countries to further invest in their infrastructure, broadening their middle class. In this scenario, demand for consumer electronics, industrial equipment, and entertainment will lead the recovery. Most of our investments are beneficiaries of this theme.

Money market fund data continues to show extreme risk/aversion with total money market funds at a record high of $3.55 trillion as of June 1. While retail investors have begun to come back into the market since their portion of money market funds peaked last October, institutional money market funds are at record levels of $2.56 trillion. We don’t think investors will be content with sub 1% yields. Consequently, we believe these assets will find their way back into the equity market before long.

We have also maintained the barbell approach in our portfolio. On one side we have invested in large, industry dominant companies with large cash balances that are able to cut costs and weather what could be a very slow economic recovery (i.e. HPQ, TEVA, QCOM, SLB, ORCL, TGT, and ABB). On the other side, we have invested in some smaller, more volatile large cap names that would benefit from a cyclical upturn in the economy. These names are generally more focused companies that dominate a particular segment of the market (i.e. AAPL, ADBE, UNP, GS, GES, HES, PM, HK,WU, NKE, ICE, FSLR). These companies also have their net income confirmed by strong cash flows.

We continue to believe that some of the companies in the portfolio are attractive acquisition targets. Like Schering Plough and Genentech, earlier this year, other holdings in the portfolio have strong industry positions, exciting product pipelines, healthy cash flows, and a low enough valuation that they are attractive to potential acquirers. We expect industry consolidation to accelerate in the months ahead as management teams begin to sense some stability in order patterns and credit markets allow further capital additions.

Thank you for the confidence you have placed in us. Please contact your financial professional f i you have questions about the Keystone Large Cap Growth Fund or contact us at 877-224-7071.

Very truly yours,

Andrew S.Wyatt	Thomas G. Kamp
Chairman of the Board	Chief investment Officer

Past performance does not guarantee future results. Must be preceded or accompanied by a prospectus.
The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot in vest directly in an index.

Mutual fund investing involves risk; principal loss is possible. Past performance is no guarantee of future performance.  The Fund concentrates its investments in a limited number of companies, and an investment in the Fund is therefore subject to greater risk and volatility than investments in a more diversified portfolio. Growth investing does not guarantee a profit or eliminate risk.  The stocks of these companies can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations.  The Fund may also purchase foreign securities or use derivatives, which involve additional risks. Please refer to the prospectus for further information concerning the risks of investing in the Fund.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete listing of fund holdings. Current and future portfolio holdings are subject to risk.

Investment performance reflects fee waivers and in the absence of such waivers, total return would be reduced. Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income. Correlation is a measure of the interdependence of two random variables that ranges in value from -1 to +1, indicating perfect negative correlation at -1, absence of correlation at zero, and perfect positive correlation at +1.

The opinions expressed in this report are just that-informed opinions. They should not be considered promises or advice. Investment decisions reflect a variety of factors, and views in this report about individual stocks, sectors, and the markets may change at any time. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report.

The Keystone Large Cap Growth Fund is distributed by Quasar Distributors, LLC.

Keystone Large Cap Growth Fund – Class A
Growth of a $10,000 Investment

Average Annual Returns
June 30, 2009

	1 Year	5 Year	Since Inception	Inception Date
Class A (without sales load)	-23.42%	n/a	-4.09%	8/7/06
Class A (with sales load)	-26.67%	n/a	-5.52%	8/7/06
Russell 1000 Growth Index	-24.50%	n/a	-4.93%	8/7/06
Class C (without sales load)	-23.93%	n/a	-4.68%	8/7/06
Class C (with sales load)	-24.69%	n/a	-4.68%	8/7/06
Russell 1000 Growth Index	-24.50%	n/a	-4.93%	8/7/06

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent quarter end may be obtained by calling (866) 596-3863 or visiting www.keystonefunds.com.

The Fund's Adviser has waived its management fees and/or reimbursed Fund expenses. Had the Adviser not done so, the Fund's total return would have been lower.

Class A performance has been shown to reflect the maximum sales charge of 4.25%. Class C performances would reflect the maximum contingent sales charge (CDSC) of 1.00%, terminating on the anniversary date of your purchase of shares.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares.

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service ( 1 2b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2009 to June 30, 2009.

Actual Expenses
For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. There fore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

			Expenses Paid
	Beginning Account	Ending Account	During Period[1]	Annualized
	Value (/1/2009)	Value (6/30/2009)	(1/1/2009 to 6/30/2009)	Expense Ratio
Class A Actual	$1,000.00	$1,189.90	$8.14	1.50%
Class A Hypothetical
(5% return before expenses)	$1,000.00	$1,017.36	$7.50	1.50%
Class C Actual	$1,000.00	$1,185.60	$11.92	2.20%
Class C Hypothetical
(5% return before expenses)	$1,000.00	$1,013.88	$10.99	2.20%
1 Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181 days (the number of days in the most recent half-year) /365 days (to reflect the one-half year period).

Allocation of Portfolio Assets

(Calculated as a Percentage of Net Assets[1])

Technology Software
20.5%
Health Care Products
15.7%
Technology Services
15.1%
Consumer Merchandising
13.4%
Industrials
10.6%
Energy
8.4%
Consumer Staples
5.7%
Financial Institutions
4.0%
Mutual Fund Investments
2.8%
Materials
2.7%
Utilities
1.0%

[1] Total Net Assets on June 30, 2009 were $106,536,574.

The accompanying Notes to Financial Statements are an integral part of these statements.

Keystone Mutual Funds
Schedule of Investments

Keystone Large Cap Growth Fund

		June 30, 2009
Security Description	Shares	Fair Value
COMMON STOCKS — 97.1%
Consumer Merchandising — 13.4%
Amazon.com, Inc.*	8,399	$702,660
Apollo Group, Inc.*	32,906	2,340,275
Best Buy, Inc.	27,327	915,181
DreamWorks Animation SKG, Inc.*	20,147	555,856
Estee Lauder Cos.	31,025	1,013,587
Guess?, Inc.	23,708	611,192
Lowe's Companies, Inc.	67,573	1,486,282
Nike, Inc.	34,985	1,811,523
Scripps Networks Interactive, Inc.	32,038	891,618
Target Corp.	53,564	2,114,171
Tractor Supply Co.*	3,860	519,495
Walt Disney Co.	69,565	1,622,952
		14,224,792
Consumer Staples — 5.7%
Colgate-Palmolive Company	8,176	578,370
Diageo PLC ADR	28,931	1,656,300
Philip Morris International, Inc.	56,782	2,476,831
Wal-Mar t Stores, Inc.	27,844	1,348,763
		6,06 0,264
Energy — 8.4%
Hess Corporation	61,691	3,315,891
Petrohawk Energy Corp.*	102,869	2,293,979
Schlumberger Limited ^	61,014	3,301,467
		8,911,337
Financial Institutions — 4.0%
Goldman Sachs Group, Inc.	22,097	3,257,981
IntercontinentalExchange, Inc.*	8,398	959,388
		4,217,369
Health Care Products — 15.7%
Abbott Laboratories	61,474	2,891,737
Celgene Corp. *	86,885	4,156,578
Gilead Sciences, Inc.*	84,062	3,937,464
Medtronic, n I c.	49,213	1,717,042
Teva Pharmaceutical Industries Ltd. ADR	82,632	4,077,063
		16,779,884

The accompanying Notes to Financial Statements are an integral part of these statements.

Security Description	Shares	Fair Value
Industrials — 0 1 .6%
ABB Ltd. ADR	94,265	$1,487,502
Fluor Corp.	32,754	1,679,953
Honeywell International, Inc.	63,584	1,996,537
Joy Global	45,286	1,617,616
Union Pacific Corp.	77,022	4,009,765
VistaPrint Ltd. ^ *	12,449	530,950
		11,322,323
Materials — 2.7%
Monsanto Co.	39,385	2,927,881

Technology Services — 15.1%
Brocade Communication Systems, Inc.*	255,370	1,996,993
First Solar, Inc.*	7,654	1,240,867
Google, Inc.*	9,794	4,129,052
Mastercard, Inc.	10,492	1,755,417
Qualcomm, Inc.	99,358	4,490,982
The Western Union Company	150,461	2,467,560
		16,080,871
Technology Software — 20.5%
Adobe Systems, Inc.*	186,824	5,287,119
Apple Computer, Inc.*	73,389	5,325,315
Corning, Inc.	17,250	1,883,035
Hewlett-Packard Co.	98,247	3,797,247
Oracle Corporation	101,477	2,173,637
Research In Motion Ltd. *^	25,665	1,823,498
Salesforce.com, Inc.*	39,515	1,508,288
		21,798,139
Utilities — 10%
FPL Group, Inc.	19,130	1,087,732
TOTAL COMMON STOCKS (Cost $102,351,371)		103,410,592

MUT UAL FUND INVESTMENTS — 2.8%
AIM STIT-STIC Prime Portfolio	3,043,485	3,043,485
TOTAL MUTUAL FUND INVESTMENTS (Cost $3,043,485)		3,043,485

Total Investments (Cost $105,394,856) — 99 .9%		1,454,077
Assets in Excess of Other Liabilities — 0.1%		82,497
TOTAL NET ASSETS — 100.0%		$106,536,574

ADR           American Depository Receipt
*           Non Income Producing Security
^           Foreign Issued Security (traded on U.S. Exchange)

The accompanying Notes to Financial Statements are an integral part of these statements.

Keystone Mutual Funds
Statement of Assets & Liabilities

Keystone Large Cap Growth Fund

June 30, 2009
ASSETS
Investments, at cost	$105,394,856
Investments, at fair value	$106,454,077
Cash	93,861
Receivable from investments sold	392,815
Dividend receivable	91,712
Interest receivable	536
Receivable for Fund shares sold	762,429
Other assets	28,346
Total Assets	107,823,776
LIABILITIES
Payable for investments purchased	1,058,313
Payable for Fund shares redeemed	29,584
Investment advisory fees payable	66,468
Administration fee payable	14,564
Rule 12b- 1 fees payable	60,380
Accrued expenses and other liabilities	57,893
Total Liabilities	1,287,202
Net Assets	$106,536,574
NET ASSETS CONSIST OF:
Paid in capital	$144,677,682
Undistributed net investment loss	–
Accumulated net realized loss	3(9,200,329)
Net unrealized appreciation on investments	1,059,221
Net Assets	$106,536,574
CLASS A SHARES (unlimited shares authorized)
Net assets	$106,119,082
Shares issued and outstanding	5,241,989
Net asset value, redemption price and minimum offering price per share	$20.24
Maximum offering price per share ($20.24 /0.9575)	$21.14
CLASS C SHARES (unlimited shares authorized)
Net assets	$417,492
Shares issued and outstanding	21,009
Net asset value, redemption price and offering price per share	$19.87

The accompanying Notes to Financial Statements are an integral part of these statements.

Keystone Mutual Funds
Statement of Operations

Keystone Large Cap Growth Fund

For the
Year Ended
June 30, 2009
INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $8,126)	$1,087,879
Interest income	33,221
Total investment Income	1,121,100
EXPENSES
Investment advisory fees (Note 3)	669,539
Legal fees	103,455
Administration fees	94,096
Transfer agent fees and expenses	93,573
Portfolio accounting fees	74,709
Registration Fees	41,768
Printing and postage expenses	34,289
Insurance fees	30,697
Audit and tax fees	27,670
Trustees’ fees and expenses	24,003
Custody fees	21,076
12b-1 shareholder servicing fees - Class A	285,777
12b-1 shareholder servicing fees - Class C	3,894
Other	106
Total Expenses	1,477,652
Less waivers and e r imbursements by advisor	(40,201)
Net Expenses	1,437,451
Net Investment Loss	(316,351)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	(39,033,258)
Net change in unrealized appreciation (depreciation) on investments	8,498,462
Net Realized and Unrealized Loss on Investments	(30,534,796)
Change in Net Assets Resulting from Operations	($30,851,147)

The accompanying Notes to Financial Statements are an integral part of these statements.

Keystone Mutual Funds
Statements of Changes in Net Assets

Keystone Large Cap Growth Fund

	For the	For the
	Year Ended	Year Ended
	June 30, 2009	Jun e 30, 2008
OPERATIONS
Net investment loss	($316,351)	$ (4 83,155)
Net realized gain (loss) on investments	(39,033,258)	3,692,655
Net change in unrealized appreciation (depreciation) on investments	8,498,462	(10,260,180)
Change in Net Assets Resulting from Operations	(30,851,147)	(7,050,680)
DISTRIBUTIONS TO CLASS A SHAREHOLDERS
Distributions from net realized gain on investments	–	(7,209,952)
Distributions from return of capital	–	(170,486)
DISTRIBUTIONS TO CLASS C SHAREHOLDERS
Distributions from net realized gain on investments	–	(42,105)
Distributions from return of capital	–	(995)
Change in Net Assets from Distributions to Shareholders	–	(7,423,538)
CAPITAL SHARE TRANSACTIONS
Proceeds from shareholder subscriptions	39,711,784	54,571,603
Dividend reinvestments	–	7,410,816
Payments for redemptions	(23,324,303)	(8,910,543)
Change in Net Assets from Capital Share Transactions	16,387,481	53,071,876
Change in Net Assets	(14,463,666)	38,597,658
Net Assets, Beginning of Period	211,000,240	82,402,582
Net Assets, End of Period	$106,536,574	$121,000,240
Undistributed Net investment Income (Loss)	$ –	$38,424

The accompanying Notes to Financial Statements are an integral part of these statements.

Keystone Mutual Funds
Financial Highlights

Keystone Large Cap Growth Fund — Class A

	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	June 30, 2009	June 30, 2008	June 30, 2007(1)
Net Asset Value, Beginning of Period	$26.43	$30.30	$25.00

Net investment loss (2)	(0.06)	(0.16)	(0.14)
Net realized and unrealized
gain (loss) on investments	(6.13)	(1.12)	5.66
Total from Investment Operations	(6.19)	(1.28)	5.52

Distributions from net realized gain	–	(2.53)	(0.22)
Distributions from return of capital	–	(0.06)	-
Total Distributions	–	(2.59)	(0.22)

Net Asset Value, End of Period	$20.24	$26.43	$30.30

Total return	(23.42)%	(5.29)%	22.16%(3)

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period	$106,119,082	$120,413,870	$82,240,151
Ratio of expenses to average net assets:
Before expense waivers and reimbursements	1.54%	1.64%	2.32%(4)
After expense waivers and reimbursements	1.50%	1.50%	1.50%(4)
Ratio of net investment loss to average net assets:
Before expense waivers and reimbursements	(0.37)%	(0.68)%	(1.37)%(4)
After expense waivers and reimbursements	(0.33)%	(0.54)%	(0.55)%(4)
Portfolio turnover rate (5)	192%	142%	157%(3)

(1)	Reflects operations for the period from August 7, 2006 (commencement of operations) to June 30, 2007.
(2)	Calculated using average shares outstanding method.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying Notes to Financial Statements are an integral part of these statements.

Keystone Mutual Funds
Financial Highlights

Keystone Large Cap Growth Fund — Class C

	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	June 30, 2009	June 30, 2008	June 30, 2007(1)
Net Asset Value, Beginning of Period	$26.12	$30.12	$25.00

Net investment loss (2)	(0.20)	(0.36)	(0.35)

Net realized and unrealized
gain (loss) on investments	(6.05)	(1.05)	5.69
Total from Investment Operations	(6.25)	(1.41)	5.34

Distributions from net realized gain	–	(2.53)	(0.22)
Distributions from return of capital	–	(0.06)	-
Total Distributions	–	(2.59)	(0.22)

Net Asset Value, End of Period	$19.87	$26.12	$30.12

Total return	(23.93)%	(5.81)%	21.44% (3)

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period	$417,492	$586,370	$162,431
Ratio of expenses to average net assets:
Before expense waivers and reimbursements	2.24%	2.34%	3.02%(4)
After expense waivers and reimbursements	2.20%	2.20%	2.20%(4)
Ratio of net investment loss to average net assets:
Before expense waivers and reimbursements	(1.07)%	(1.38)%	(2.07)%(4)
After expense waivers and reimbursements	(1.03)%	(1.24)%	(1.25)%(4)
Portfolio turnover rate (5)	192%	142%	157%(3)

(1)	Reflects operations for the period from August 7, 2006 (commencement of operations) to June 30, 2007.
(2)	Calculated using average shares outstanding method.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying Notes to Financial Statements are an integral part of these statements.

Notes to Financial Statements
JUNE 30, 2009

1.    ORGANIZATION
The Keystone Large Cap Growth Fund (the “Fund”) is a Delaware trust registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Fund is a series of Keystone Mutual Funds and has unlimited authorized shares of beneficial interest. The investment objective for the Fund is long-term growth of capital.

The Fund offers two classes of shares, Class A and Class C. Class A shares are subject to a 4.25% front-end sales charge. Class C shares have no sales charge, but are subject to a 1% contingent deferred sales charge if redeemed within one year. Class C shares do not convert to Class A shares of the Fund.

2.    SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

a) Investment Valuation
Securities listed on the NASDAQ National Market are valued at the NASDAQ Official Closing Price (“NOCP”). Other securities traded on a national securities exchange are valued at the last sales price on the exchange where primarily traded or at last sales price on the national securities market. Exchange-traded securities for which there were no transactions that day are valued at the latest bid prices. Securities traded on only over-the-counter markets other than NASDAQ are valued at the latest bid prices. Debt securities (other than short-term obligations) are valued at prices furnished by a pricing service, subject to review by the Fund’s advisor, Cornerstone Capital Management, Inc. (the “Advisor”). Mutual funds are valued at Net Asset Value (NAV) close. Short-term obligations (maturing within 60 days) are valued on an amortized cost basis, which approximates market value.

Securities for which quotations are not readily available, not currently traded, or those for which the NOCP, last sales price or bid price, as the case may be, is deemed unreliable, are valued at fair value as determined in good faith under procedures approved by and supervision of the Board of Trustees (the “Board”). If an event occurs that will affect the value of the Fund’s portfolio securities before the NAV has been calculated, the security will generally be priced using a fair value procedure. The Board has adopted specific procedures for valuing portfolio securities and delegated the responsibility of fair value determinations to a Valuation Committee. Some of the factors that may be considered by the Valuation Committee in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restriction on the disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. For the year ended June 30, 2009, the Fund held no fair valued securities.

The Fund adopted Statement of Financial Accounting Standard (“SFAS”) No. 157, Fair Value Measurements (“FAS 157”) and Financial Accounting Standards Board (“FASB”) Staff Position 157-4 (“FSP 157-4”). FSP 157-4 clarifies FAS 157 and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the asset or liability such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. The FSP also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. FAS 157 requires each fund to classify its securities based on valuation method, using the following three levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation levels are not necessarily an indication of the risk associated with investing in these securities (or other investments). Care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

As of June 30, 2009, the Fund’s investments in securities were classified as follows:
	Fair Value Measurements as of June 30, 2009 Using
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Signigicant Unobservable Inputs (Level 3)	Total
Equity Securities Common Stocks	$103,410,592(a)	$-	$-	$103,410,592
Total Equity Securities	103,410,592	-	-	103,410,592
Other Mutual Fund Investments	3,043,485(b)	-	-	3,043,485

Total Other	3,043,485	-	-	3,043,485
Total	$106,454,077	$-	$-	$106,454,077

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Mutual fund investments that are sweep investments for cash balances in the Fund at June 30, 2009.

b) Federal Income Taxes
The Fund’s policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis.

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are primarily due to the tax deferral of losses on wash sales. The following information is provided on a tax basis as of June 30, 2009:

Cost of investments	$107,738,940

Gross unrealized appreciation	$8,542,448

Gross unrealized depreciation	(9,827,311)
Net unrealized appreciation (depreciation)	$(1,284,863)

Undistributed ordinary income	$–
Undistributed long-term capital gains	–
Total distributable earnings	$—

Other accumulated gains (losses)	$(36,856,245)
Total accumulated earnings (losses)	$(38,141,108)

As of June 30, 2009, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years.

c) Distributions to Shareholders
The Fund declares and distributes dividends from its net investment income on a quarterly basis and declares and distributes any net capital gain realized by the Fund at least on an annual basis. Distributions from net realized gains for book purposes may include short-term capital gains. All net short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. These distributions are paid in additional Fund shares unless the shareholder elects in writing to receive distributions in cash.

The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period in which the amounts are distributed may differ from the period that income or realized gains (losses) were recorded by the Fund. The tax character of distributions paid during the years ended June 30, 2008, and 2009, were:

	Ordinary	Return	Long-term
	Income*	of Capital	Capital Gains
Year ended June 30, 2008	$7,202,415	$171,481	$49,642
Year ended June 30, 2009	$–	$–	$–
*Amount includes net investment income and short-term capital gains.

The following net realized capital loss carryforwards at June 30, 2009, may be utilized to offset future capital gains. To the extent the Fund realizes future capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryforward to the extent allowed by the Internal Revenue Code (IRC).

Capital Loss Carryforward	Expiration Date

$17,929,310	6/30/2017

At June 30, 2009, the Fund deferred, on a tax basis, post-October losses of $18,926,197.

d) Expenses
The Fund is charged for those expenses that are directly attributable to it, such as investment advisory and custody fees. Expenses that are not directly attributable to any class of shares of the Fund are allocated between Class A and C on the basis of each class’ relative net assets. Fees paid under the Fund’s shareholder servicing plan (the “Plan”) are borne by the specific class of shares of the Fund to which the Plan applies.

e) Use of Estimates in the Preparation of Financial Statements
The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reported period. Actual results could differ from those estimates.

f) Reclassification of Capital Accounts
GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on the total amount of net assets or net asset value per share. The adjustments are due to certain permanent book and tax differences.

		Accumulated	Undistributed
	Paid in	Net Realized	Net Investment
	Capital	Gain on Investments	Income
Year ended June 30, 2009	$(296,470)	$18,543	$277,927

g) Security Transactions and Investment Income
For financial reporting purposes, investment transactions are accounted for on the trade date. The Fund determines the gain or loss realized from investment transactions using a specific identification method.

Income Recognition – Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. All discounts and premiums are amortized on the effective interest method for tax and financial reporting purposes.

3.     INVESTMENT ADVISORY AND OTHER AGREEMENTS WITH RELATED PARTIES
The Fund has entered into an investment advisory agreement with the Advisor under which the Advisor manages the Fund’s assets and provides research, statistical, and advisory services, and pays related office rental, executive expenses, and executive salaries. The fee for investment services is based on the average daily net assets of the Fund at the annual rate of 0.70%.

The Advisor has contractually limited total expenses to 1.50% of average daily net assets for Class A shareholders and 2.20% of average daily net assets for Class C shareholders through October 31, 2010.The Advisor may extend the limitations at its discretion and may terminate the arrangement at any time after October 31, 2010. Under this arrangement, any reduction in advisory fees or payment of expenses made by the Advisor may be reimbursed by the Fund in subsequent fiscal years if the Advisor so requests. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitations of the Fund expenses. The Advisor is permitted to be reimbursed for the fee reductions and/or expense payments made in the prior three fiscal years. Any such reimbursement will be reviewed and approved by the Board. In addition, any such reimbursement from the Fund to the Advisor will be subject to the applicable limitation on the Fund expenses. During the year ended June 30, 2009, the Advisor voluntarily reimbursed certain operating expenses of the Fund in the amount of $40,201. Reimbursed expenses, including prior period expenses, are subject to potential recovery by year of expiration, subject to Board approval. The Fund’s reimbursed expenses that are subject to potential recovery are as follows:

Year of Expiration
June 30, 2010	$320,992
June 30, 2011	$124,100
June 30, 2012	$40,201
$485,293

The Fund has entered into a Rule 12b-1 distribution agreement with Quasar Distributors, LLC (“Quasar”). Class A shareholders pay Rule 12b-1 fees to Quasar at the annual rate of 0.30% of average daily net assets and Class C shareholders pay fees at the annual rate of 1.00%. For the year ended June 30, 2009, 12b-1 distribution expenses of $285,777 and $3,894 were accrued by Class A and Class C shares, respectively. The fees are paid to Quasar for distribution-related expenses and activities in connection with the distribution of the Fund’s shares.

The Fund bears certain other operating expenses, including brokerage and commission expenses; fees and expenses of legal counsel and independent registered public accounting firm; compensation of the Fund’s independent trustees; registration fees; printing and shareholder report expenses; custodian fees; transfer agent fees; and other miscellaneous expenses.

There were $7,957 in sales charges retained from the sale of Class A shares for the year ended June 30, 2009.The Advisor received $52 in contingent deferred sales charges from the redemption of Class C shares for the year ended June 30, 2009. Sales charges are not an expense of the Fund and are not included in the financial statements of the Fund.

4.    CAPITAL SHARE TRANSACTIONS
Transactions of shares of the Fund were as follows:

The Keystone Large Cap Growth Fund – Class A Shares

	For the		For the
	Year Ended		Year Ended
	June 30, 2009		June 30, 2008
	Amount	Shares	Amount	Shares
Shares sold	$39,645,284	1,986,573	$54,076,725	1,904,493
Shares issued through dividend reinvestment	-	-	7,367,716	244,288
Shares redeemed	(23,224,482)	(1,301,017)	(8,899,548)	(306,685)
Net Increase	$16,420,802	685,556	$52,544,893	1,842,096

The Keystone Large Cap Growth Fund – Class C Shares

	For the		For the
	Year Ended		Year Ended
	June 30, 2009		June 30, 2008
	Amount	Shares	Amount	Shares
Shares sold	$66,500	3,914	$494,878	15,957
Shares issued through dividend reinvestment	-	-	43,100	1,441
Shares redeemed	(99,821)	(5,350)	(10,995)	(345)
Net Increase	$(33,321)	(1,436)	$526,983	17,053

In accordance with its prospectus, the Fund may issue shares on the basis of an in-kind transfer of investment securities. There were no in-kind transfers during the years ended June 30, 2008 and June 30, 2009.

5.    INVESTMENT TRANSACTIONS
The aggregate purchases and sales of securities, excluding short-term investments for the Fund, for the year ended June 30, 2009, were $200,949,769 and $184,163,382, respectively. There were no purchases and sales of U.S. government securities for the Fund during this period.

6.    GUARANTEES AND INDEMNIFICATIONS
In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

7.    SUBSEQUENT EVENTS
In May 2009, the FASB issued SFAS No. 165, Subsequent Events (“FAS 165”). This standard provides guidance on the period through which the Fund should evaluate subsequent events and clarifies the definition of subsequent events, and is effective for the Fund’s financial statements as of June 30, 2009. Management has evaluated Fund related events and transactions that occurred during the period from June 30, 2009 through August 28, 2009, the date of issuance of the Fund’s financial statements. Subsequent to the Fund's fiscal year end, the Board of Trustees approved the addition of a new share class, Class I, subject to regulatory approval. Class I shares will not be subject to Rule 12b-1 fees, but will incur all other Fund level expenses. There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Keystone Large Cap Growth Fund

We have audited the accompanying statement of assets and liabilities of Keystone Large Cap Growth Fund (the Fund), including the schedule of investments, as of June 30, 2009, and the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included considerations of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2009, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone Large Cap Growth Fund at June 30, 2009, the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
August 28, 2009

Additional Information (Unaudited)

TRUSTEE AND OFFICER COMPENSATION
The Fund does not compensate any of its trustees who are interested persons nor any of its officers. For the year ended June 30, 2009, the aggregate compensation paid by the Fund to the independent trustees was $24,000.The Fund did not pay any special compensation to any of its trustees or officers. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling the Fund at (866) 596-3863.

PROXY VOTING
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities during the year ended June 30, 2009 is available to stockholders (i) without charge, upon request by calling the Fund at (866) 596-3863; and (ii) on the SEC’s Web site at www.sec.gov.

AVAILABILITY OF QUARTERLY
PORTFOLIO HOLDINGS
The Fund files a complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Form N-Q is available to stockholders (i) without charge, upon request by calling the Fund at (866) 596-3863; (ii) on the SEC’s Web site at www.sec.gov; and (iii) at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Board Approval of Advisory Contract and Fees

The Fund’s Board of Trustees, including a majority of the independent trustees, has the responsibility to approve the Investment Advisory Agreement between the Trust, on behalf of the Fund, and the Fund’s investment adviser, Cornerstone Capital Management, Inc. (“Cornerstone”). Each year the Board of Trustees will vote on the renewal of the Fund’s Investment Advisory Agreement pursuant to which Cornerstone acts as investment adviser of the Fund. The Board considered whether to reapprove the Fund’s Investment Advisory Agreement at Board meetings on May 14, 2009 and June 1, 2009 and voted to reapprove the Fund’s Investment Advisory Agreement on June 1, 2009.

The Fund’s Board of Trustees receive a wide variety of materials and information throughout the year about the Fund’s investment performance, adherence to its stated investment objective and strategies, expenses, sales and redemptions, regulatory compliance, and management. The trustees meet quarterly with the Fund’s portfolio manager and other analysts. The trustees also receive frequent updates on industry developments and best practices.

At the Board meetings, the trustees also evaluated other information, including written descriptions of Cornerstone’s organization and current staffing, written and oral reports on Cornerstone’s fee schedules, a profitability analysis, a report on brokerage allocation practices and related soft dollar arrangements, a copy of Cornerstone’s Form ADV Part II, excerpts from recent SEC staff and commissioners’ speeches regarding the advisory contract approval process, assurance that all disclosures relating to each Class and Cornerstone in the Fund’s registration statement and other reports are complete and accurate, and assurance that the Fund and Cornerstone are operating in compliance with applicable law. The trustees reviewed the terms of the Investment Advisory Agreement and a memorandum from Fund counsel outlining their legal duties and responsibilities as trustees in connection with this annual review.

In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and each trustee may have attributed different weights to the various factors. The trustees evaluated all information available to them.

The material factors and conclusions that formed the basis for the trustees’ continuation of the Investment Advisory Agreement (including the appropriateness of the advisory fees payable thereunder) were separately discussed by the trustees. The trustees determined that the overall arrangements between the Fund and Cornerstone are fair and reasonable in light of the services performed, expenses incurred, and such other matters as the trustees considered relevant in the exercise of their reasonable judgment.

Management Fee and Other Expenses
In preparation for the Board meetings, the trustees evaluated extensive materials, including a report prepared by the Fund’s administrator containing comparisons of the Fund’s total expenses, advisory fees, accounting fees, custodian fees, transfer agent fees, administration fees, and 12b-1fees, with industry data from Lipper Analytical Services (“Lipper”). For comparison purposes, Lipper data concerning the category “Large Cap Growth Funds” with from 0-$250 million in assets was used. The Lipper information indicated that the Fund’s investment advisory fee of .70% was lower than the both the average and median Lipper category investment advisory fees. The Lipper information also indicated, with respect to both Class A and Class C, that total expenses were slightly higher than peer group averages but that the Fund’s Class C portfolio size was significantly smaller than the average fund size in its peer group.

Fees Charged to Other Advisory Clients of Cornerstone
The trustees evaluated the advisory fees charged by Cornerstone for advisory clients other than the Fund. The standard client advisory fee schedule for private wealth management clients begins at 1.00% of assets under management and has breakpoints at higher asset levels, and the standard client advisory fee schedule for institutional investment management clients begins at .85% of assets under management and has breakpoints at higher asset levels. Cornerstone also provided information regarding, and the trustees discussed, other advisory fees that certain institutional investment management clients have negotiated separately with Cornerstone. The Fund’s advisory fee is .70% of assets and contains no breakpoints. This results, at current asset levels, in a slightly higher advisory fee than would be charged under the standard client arrangements for institutional investment management clients. The trustees noted, however, that many additional services are provided (and costs are incurred) by Cornerstone in managing the Fund. For example, Cornerstone provides the Fund with office space, facilities, equipment, administrative and other services (exclusive of, and in addition to, any such services provided by other service providers to the Fund), and executive and other personnel as are necessary for its operations, including the Fund’s president, treasurer, and chief compliance officer. Cornerstone also coordinates the Fund’s external vendors and pays all of the compensation of those Cornerstone employees who also serve as officers and employees of the Fund. The trustees believe that the additional services provided to the Fund justify higher fees than those paid by non-fund clients of Cornerstone. The trustees also took note of Cornerstone’s indication that it intended to propose breakpoints in connection with next year’s renewal process.

Costs of Services Provided and Profitability to Cornerstone
At the Board meetings, the trustees received and evaluated a report on Cornerstone’s profitability in managing the Fund. The trustees noted that although for a brief period during the last twelve months the Fund’s assets under management qualified Cornerstone to receive its full advisory fee from the Fund, Cornerstone’s arrangement with the Fund is not yet profitable for Cornerstone. The trustees discussed Cornerstone’s expense limitation agreement with the Fund, which requires Cornerstone to reduce its fees and/or absorb expenses of the Fund to ensure that total annual operating expenses for Class A and Class C shares do not exceed 1.50% and 2.20%, respectively, of the Fund’s average net assets, excluding front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization or extraordinary expenses. The trustees noted that the expense limitation agreement permits Cornerstone to request a reimbursement of any reduction in advisory fees or payment of expenses made by the Adviser within three years following the year to which the reduction or payment relates if the Fund’s expenses are less than the above limit agreed to by the Fund, subject to review and approval by the trustees. The trustees discussed the fact that, as of the dates of the Board meetings, the Adviser had not requested reimbursement or been reimbursed for reducing its advisory fees or paying any Fund expenses.

Investment Performance
At each quarterly meeting, the trustees review a report prepared by Cornerstone with both Lipper and Russell index information comparing each Class’s investment performance to such indexes. Based on this information and quarterly interviews with the Fund’s portfolio manager and other analysts, the trustees believe that Cornerstone manages the Fund in a manner that is materially consistent with its stated objective and style.

The trustees noted that when considering the Fund’s performance since inception through March 31, 2009, Class A of the Fund has outperformed the Russell 1000 Growth Index, and Class C of the Fund has matched the performance of the Russell 1000 Growth Index. The trustees also noted that the Class A’s average annual performance was better than that of the Russell 1000 Growth Index, and Class C’s annual average performance matched that of the Russell 1000 Growth Index.

Based upon the foregoing information, the trustees concluded that Cornerstone is producing excellent investment results for the Fund consistent with its stated objective and policies.

Ancillary Benefits to Cornerstone
The trustees considered that Cornerstone benefits from certain soft-dollar arrangements. The trustees noted that Cornerstone’s profitability would be lower if it had to pay for these benefits out of its own assets. The trustees reviewed information regarding Cornerstone’s trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements. The trustees noted that the Fund is bearing a proportionate share of soft dollar commissions. The trustees noted that Cornerstone has represented to them that all of its soft dollar arrangements have been and will continue to be consistent with applicable legal requirements, including seeking best execution.

The trustees also recognized that Cornerstone may derive reputational and other benefits from its association with the Fund.

Nature, Extent and Quality of Services Provided by Cornerstone
In addition to its provision of investment management services, Cornerstone also provides the Fund with office space, administrative and other services (exclusive of, and in addition to, any such services provided by other services providers to the Fund) and officers and personnel as are necessary for its operations. Cornerstone pays all of the compensation of trustees, officers, and employees of the Fund.

The Board considered such services as well as the quality of Cornerstone’s resources that are used by the Fund. The Board examined the experience and professional qualifications of Cornerstone’s personnel and the size and functions of its staff. The Board has met with the Fund’s portfolio manager and various analysts each quarter.

The trustees considered the quality and scope of services provided by Cornerstone under the Investment Advisory Agreement and concluded that Cornerstone has provided quality executive and administrative management and other services during and prior to the last year.

Conflicts of Interest
The trustees noted that Cornerstone has represented that it has no arrangements to share its Fund-related revenues with any third parties or service providers, although it may from time to time make payments related to distribution out of its own resources consistent with its public disclosures. The trustees noted that Cornerstone has represented that it receives no compensation in any form from any Fund service provider.

After considering all of these factors, the trustees decided that the overall arrangements between the Fund and Cornerstone as provided in the Investment Advisory Agreement are fair and reasonable in light of the services to be performed, expenses to be incurred, and such other matters as the trustees considered relevant in the exercise of their reasonable judgment. After full consideration of these and other factors, the Board of Trustees, including a majority of the independent trustees, unanimously approved the renewal of the Investment Advisory Agreement.

Trustees and Officers

Number
of Portfolios
		Term of Office	Principal	in Complex
Name, Address		and Length of	Occupation(s)	Overseen	Other Directorships
and Date of Birth	Position(s)	Time Served	During Past 5Years	by Trustee	Held by Trustee

INDEPENDENT TRUSTEES:

John H. Grunewald	Trustee	Indefinite, until	Retired	1	Director, Nash Finch
7101 W 78th Street		successor elected			Company; Director,
Suite 201					Renaissance Learning, Inc.;
Bloomington, MN 55439					Director, Restaurant
Born 1936		Since Inception			Technologies, Inc.

Daniel R. Luthringshauser	Trustee	Indefinite, until	Principal and	1	None
7101 W 78th Street		successor elected	Senior Executive,
Suite 201			DRL International,
Bloomington, MN 55439			1998-Present
Born 1935		Since Inception

Clifford L. Olson	Trustee	Indefinite, until	President,	1	None
7101 W 78th Street		successor elected	Casson Group, Inc.,
Suite 201			1993-Present
Bloomington, MN 55439
Born 1946		Since May 2007

INTERESTED TRUSTEES:

Andrew S.Wyatt	Trustee,	Indefinite, until	Chief Executive Officer,	1	None
7101 W 78th Street	President	successor elected	Cornerstone Capital
Suite 201			Management, Inc.
Bloomington, MN 55439			1993-Present
Born 1961		Since Inception

OFFICERS:

Thomas G. Kamp	Vice President,	Indefinite, until	President and	N/A	N/A
7101 W 78th Street	Investments	successor elected	Chief Investment Officer,
Suite 201			Cornerstone Capital
Bloomington, MN 55439			Management, Inc.,
Born 1961		Since Inception	2006-Present

SeniorVice President,
Alliance Capital
Management LP,
1993-2006

Michael P. Eckert	Chief Compliance	Indefinite, until	SeniorVice President,	N/A	N/A
7101 W 78th Street	Officer,Treasurer,	successor elected	Cornerstone Capital
Suite 201	Anti-Money		Management, Inc.,
Bloomington, MN 55439	Laundering		2005-Present
Born 1955	Officer	Since Inception
Vice President,
SIT Investment
Associates, Inc.,
1989-2005

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KEYSTONE
MUTUAL FUNDS

www.keystonefunds.com

U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202-5207

BOARD OF TRUSTEES
Andrew Wyatt,
Chairman of the Board
Daniel Luthringshauser
Clifford Olson
John Grunewald

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

LEGAL COUNSEL
Faegre & Benson LLP
2200 Wells Fargo Center
90 South Seventh Street
Minneapolis, MN 55402

CUSTODIAN
U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
220 South 6th Street, Suite 1400
Minneapolis, MN 55402

The Fund's Statement of Additional Information ("SAI") contains additional information about the Fund's Trustees and is available without charge (i) upon request by calling (866) 596-3863; and (ii) on the SEC's Web site at www.sec.gov.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-866-596-3863.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John Grunewald is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2009	FYE 6/30/2008
Audit Fees	$25,000.00	$24,000.00
Audit-Related Fees	$ —	$ —
Tax Fees	$ 3,850.00	$ 3,700.00
All Other Fees	$ —	$ —

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Ernst & Young LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2009	FYE 6/30/2008
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2009	FYE 6/30/2008
Registrant	$ —	$ —
Registrant’s Investment Adviser	$ —	$ —

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed September 5, 2007.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Keystone Mutual Funds

By (Signature and Title)   /s/ Andrew S. Wyatt
 Andrew S. Wyatt, President

Date   August 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)   /s/ Andrew S. Wyatt
 Andrew S. Wyatt, President

Date   August 28, 2009

By (Signature and Title)   /s/ Michael P. Eckert
 Michael P. Eckert, Treasurer

Date   August 28, 2009